UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement.

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[X] Definitive Proxy Statement.

[  ] Definitive Additional Materials.

[  ] Soliciting Material Pursuant to §240.14a-12.

SPI ENERGY CO., LTD.

(Name of Registrant As Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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SPI Energy Co., Ltd.

4803 Urbani Ave.,

McClellan Park, CA 95652

NOTICE OF ANNUAL

MEETING OF SHAREHOLDERS

To Be Held On December 9, 2022

Dear Shareholders:

You are hereby notified that the Annual Meeting of Shareholders of SPI Energy Co., Ltd., a Cayman Islands company (together with its subsidiaries, the “Company, “we”, “us” or “our”), will be held at 10:00 a.m. on December 9, 2022 (local time), at the offices of the Company at 4803 Urbani Ave., McClellan Park, CA 95652, for the following purposes:

1.	To elect our directors. Our Board of Directors intends to present for election the following nominees: (1) Xiaofeng Peng, (2) HoongKhoeng Cheong, (3) Maurice Wai-fung Ngai, (4) Lu Qing, and (5) Jing Zhang ;

2.	To ratify the appointment of Marcum Asia CPAs LLP (“MarcumAsia”, formerly, Marcum Bernstein & Pinchuk LLP) as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	To consider and act on an advisory (non-binding) proposal on the compensation arrangement of certain executive officers (the “say-on-pay”);

4.	To consider and act on an advisory (non-binding) proposal on how frequently shareholders should vote to approve the compensation arrangements of certain executive officers (the “say-on-frequency”);

5.	To amend the Company’s 2015 Equity Incentive Plan (the “Plan”) to increase the number of ordinary shares authorized for issuance under the Plan to 4,326,185 shares; and

6.	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Our Board of Directors unanimously recommends that you vote “FOR” each of the nominees to our Board, “FOR” Proposals 2, 3, 5, “EVERY THREE YEARS” on Proposal 4 and that you allow our representatives to vote the shares represented by your proxy as recommended by our Board of Directors.

Our Board of Directors has fixed the close of business on October 21, 2022 as the record date for the determination of shareholders entitled to vote at the Annual Meeting, and only holders of record of Ordinary Shares at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

Only shareholders and guests of the Company may attend and be admitted to the Annual Meeting. If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement that confirms that you are the beneficial owner of those shares.

All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to be present at the Annual Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Annual Meeting.

By Order of the Board of Directors of
SPI Energy Co., Ltd.

/s/ Xiaofeng Peng
Xiaofeng Feng
Chief Executive Officer

November 1, 2022

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SPI Energy Co., Ltd.

4803 Urbani Ave.,

McClellan Park, CA 95652

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held On December 9, 2022

The enclosed Proxy is solicited by the Board of Directors (the “Board of Directors”) of SPI Energy Co., Ltd., a Cayman Islands company, for use at our Annual Meeting of Shareholders (the “Meeting”) to be held on Friday, December 9, 2022 at the offices of the Company at 4803 Urbani Ave., McClellan Park, CA 95652 and any adjournments thereof. The Board of Directors has set the close of business on October 21, 2022, as the record date (the “Record Date”) for the determination of shareholders entitled to vote at the Meeting. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later-dated proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person. It is anticipated that this Proxy Statement will be mailed to our shareholders on or about November 8, 2022. References to the “Company,” “us,” “we,” or “our,” refer to SPI Energy Co., Ltd.

The Annual Meeting is for the purpose of considering and voting:

1.	To elect the directors. Our Board of Directors intends to present for election the following five nominees: (1) Xiaofeng Peng, (2) HoongKhoeng Cheong, (3) Maurice Wai-fung Ngai, (4) Lu Qing, and (5) Jing Zhang;

2.	To ratify the appointment of Marcum Asia CPAs LLP (“MarcumAsia”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	To consider and act on an advisory (non-binding) proposal on the compensation arrangement of certain executive officers (the “say-on-pay”);

4.	To consider and act on an advisory (non-binding) proposal on how frequently shareholders should vote to approve the compensation arrangements of certain executive officers (the “say-on-frequency”);

5.	To amend the Company’s 2015 Equity Incentive Plan (the “Plan”) to increase the number of ordinary shares authorized for issuance under the Plan to 4,326,185 shares; and

6.	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

In the event that a quorum is not present at the annual meeting, you may also be asked to vote upon a proposal to adjourn or postpone the annual meeting to solicit additional proxies.

Record Date

Only shareholders of record as of the Record Date will be entitled to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, 28,841,236 ordinary shares, par value $.0001 per share (“Ordinary Shares”), were issued and outstanding. Each our Ordinary Share entitles its holder to one vote.

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Voting Rights and Quorum

Only holders of Ordinary shares of record at the close of business on the Record Date are entitled to vote at the Meeting. For purposes of voting at the Meeting, each ordinary share is entitled to one vote upon all matters to be acted upon at the Meeting. The presence of at least one shareholder, present in person or by proxy and entitled to vote, holding in aggregate not less than one-third of the votes attaching to all issued and outstanding ordinary shares and entitled to vote, present in person or by proxy or, if a corporation or other non-natural person, by its duly authorised representative. The affirmative vote of a majority of the votes cast in person or by proxy at the Meeting and entitled to vote on the ordinary resolutions is required to adopt the ordinary resolutions.

Only ordinary shares that are voted are taken into account in determining the proportion of votes cast for or against each resolution. Shares that are not voted will not be counted towards the total number of votes casted. Except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

Vote Required

Each item to be acted upon at the meeting requires the affirmative vote of the holders of a majority of our Ordinary Shares represented at the meeting in person or by proxy and entitled to vote on the item, assuming that a quorum is present or represented at the meeting. Directors are elected by a plurality of the votes cast by shareholders entitled to vote for directors at the Meeting. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated and will have the same effect as a vote cast against such director. With respect to the other proposals, a properly executed proxy marked “ABSTAIN,” although counted for purposes of determining whether there is a quorum, will not be voted. Accordingly, an abstention will have the same effect as a vote cast against a proposal.

A “broker non-vote” occurs when a broker, bank, or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder (i) has not received instructions from the beneficial owner and (ii) does not have discretionary voting power for that particular item.

If you are a beneficial owner and you do not give instructions to your broker, bank, or other holder of record, such holder of record will be entitled to vote the shares with respect to “routine” items but will not be permitted to vote the shares with respect to “non-routine” items (those shares are treated as “broker non-votes”). If you are a beneficial owner, your broker, bank, or other holder of record has discretion to vote your shares on the proposals to ratify the appointment of Centurion as our independent registered public accounting firm if the holder of record does not receive voting instructions from you. However, such holder of record may not vote your shares on the election of directors without your voting instructions on those proposal. Accordingly, without your voting instructions on those proposals, a broker non-vote will occur. We encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the annual meeting.

Voting and Revocation of Proxies

After carefully reading and considering the information contained in this proxy statement, you may attend the annual meeting and vote your shares in person, by telephone or over the Internet. You may also grant your proxy to vote by returning a signed, dated and marked proxy card, by telephone or over the Internet.

Unless you specify to the contrary, all of your shares represented by valid proxies will be voted

●	“FOR” all director nominees;

●	“FOR” the appointment of MarcumAsia as our independent registered public accounting firm;

●	“FOR” the approval of the compensation arrangements of certain executive officers;

●	“EVERY THREE YEARS” regarding the frequency shareholders should vote to approve the compensation arrangements of certain executive officers; and

●	“FOR” the approval of the amendment to the Company’s 2015 Equity Incentive Plan to increase the number of ordinary shares authorized for issuance under the plan to 4,326,185 shares.

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The persons you name as proxies may propose and vote for one or more adjournments or postponements of the annual meeting, including adjournments or postponements to permit further solicitations of proxies. Such proxy holders may also vote in its discretion on any other matters that properly come before the annual meeting.

Until exercised at the annual meeting, you can revoke your proxy and change your vote in any of the following ways:

●	by delivering written notification to us at our principal executive offices at 4803 Urbani Ave., McClellan Park, CA 95652, Attention: Corporate Secretary;

●	by changing your vote or revoking your proxy by telephone or over the Internet;

●	if you hold shares in your name, by attending the annual meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

●	if you have instructed a broker or bank to vote your shares, by following the directions received from your broker or bank to change those instructions; or

●	if you hold shares in street name with your broker or by a nominee, by obtaining a legal proxy from the institution that holds your shares, attending the annual meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting).

If you decide to vote by completing, signing, dating and returning a proxy card, you should retain a copy of the voter control number found on the proxy card in the event that you decide later to change or revoke your proxy.

Solicitation of Proxies

The accompanying proxy is being solicited by our Board of Directors. The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation will include the costs of supplying necessary additional copies of the solicitation materials to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such record holders for completing the mailing of such materials to such beneficial owners. Solicitation of proxies may also include solicitation by telephone, fax, electronic mail, or personal solicitations by directors, officers, or employees of the Company. No additional compensation will be paid for any such services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

The following table sets forth, as of October 21, 2022, certain information concerning the beneficial ownership of our Ordinary Shares by (i) each stockholder known by us to own beneficially five percent or more of our outstanding Ordinary Shares; (ii) each director; (iii) each named executive officer; and (iv) all of our executive officers and directors as a group, and their percentage ownership and voting power.

The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the Securities and Exchange Commission and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within sixty (60) days through the conversion or exercise of any convertible security, warrant, option, or other right. More than one (1) person may be deemed to be a beneficial owner of the same securities. The percentage of beneficial ownership by any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within sixty (60) days, by the sum of the number of shares outstanding as of such date. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, we believe that the beneficial owners of our Ordinary Shares listed below have sole voting and investment power with respect to the shares shown.

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Directors and Executive Officers	Shares Beneficially Owned	Percentage Beneficially Owned
Xiaofeng Peng, Chairman of the Board (1)	4,963,204	18.82%
HoongKhoeng Cheong, Director and Chief Operating Officer	*	*
Janet Chen, Chief Financial Officer	*	*
Maurice Wai-fung Ngai, Director	*	*
Qing Lu, Director	*	*
Jing Zhang, Director	*	*
All Directors and Executive Officers as a Group (2)	5,858,274	22.25%

__________________

(1)	Consists of 112,701 ordinary shares and options to purchase an aggregate of 60,000 ordinary shares, Mr. Xiaofeng Peng, as the spouse of Ms. Shan Zhou, may be deemed to beneficially own the 1,248,163 ordinary shares of the Company held by Ms. Shan Zhou. Furthermore, LDK New Energy Holding Limited, or LDK Energy, directly owns 3,542,340 ordinary shares. As the spouse of Ms. Shan Zhou, who is the sole shareholder and a director of LDK Energy, Mr. Peng may be deemed to beneficially own such 3,542,340 ordinary shares beneficially owned by LDK Energy..
(2)	Consists of an aggregate of 5,713,624 ordinary shares and options to purchase an aggregate of 144,650 ordinary shares.
*	Less than 5.0%.

Principal Shareholders	Ordinary Shares Beneficially Owned	Percentage Beneficially Owned
Shan Zhou (1)	4,963,204	18.85%
Invesco Ltd.(2)	1,958,182	7.44%
UPC CO., LTD. (3)	1,350,000	5.13%

_____________________

(1)	Consists of 1,248,163 ordinary shares held by Ms. Shan Zhou and 3,542,340 ordinary shares beneficially owned by LDK Energy. As the spouse of Mr. Peng, Ms. Shan Zhou may also be deemed to beneficially own 112,701 ordinary shares and options to purchase an aggregate of 60,000 ordinary shares.
(2)	Based on a Form 13F filed with the SEC by the reporting person on February 14, 2022, the address for the reporting person is 1555 Peachtree Street NE, Suite 1800, Atlanta, GA 30309.
(3)	Mrs. Qiuyue Liu is the natural person who has sole voting and investment power over 1,350,000 ordinary shares of the company shares held through UPC CO., LTD. The address of UPC CO., LTD. is at Floor 4, Willow house, cricket square, PO Box 2804, Grand Cayman, KY1-1112, Cayman Islands.

As of October 21, 2022, 69.75% of our outstanding ordinary shares are held by 41 record holders in the United States. We are not aware of any arrangement that may, at a subsequent date, result in a change of control of our company.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors has approved the persons named below as nominees for election to our Board of Directors. All nominees presently serve as directors. Proxies will be voted for the election as directors for the ensuing year of the persons named below (or if for any reason unavailable, of such substitutes as our Board of Directors may designate). Our Board of Directors has no reason to believe that any of the nominees will be unavailable to serve.

Name	Age	Position
Xiaofeng Peng	47	Director, Executive Chairman of the Board of Directors and Chief Executive Officer
HoongKhoeng Cheong	57	Director and Chief Operating Officer
Janet Chen	51	Chief Financial Officer
Maurice Wai-fung Ngai (1) (2)(3)	60	Independent Non-Executive Director
Lu Qing (1) (2)(3)	51	Independent Non-Executive Director
Jing Zhang (1) (2)(3)	67	Independent Non-Executive Director

___________________

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

Mr. Xiaofeng Peng, age 47, has served as a director and the executive chairman of our Board since January 10, 2011 and as our chief executive officer since March 25, 2016. Mr. Peng was appointed chairman of the Board pursuant to the Stock Purchase Agreement entered into between us and LDK on January 5, 2011. Mr. Peng founded LDK in July 2005 and is its chairman of the board and chief executive officer. Prior to founding LDK, Mr. Peng founded Suzhou Liouxin Co., Ltd., or Suzhou Liouxin, in March 1997 and was its chief executive officer until February 2006. Suzhou Liouxin is a leading manufacturer of personal protective equipment in Asia. Mr. Peng graduated from Jiangxi Foreign Trade School with a diploma in international business in 1993 and from Beijing University Guanghua School of Management with an executive MBA degree in 2002.

Mr. HoongKhoeng Cheong, age 57,  has served as our director since September 2017, as and our chief operating officer since May 2014. Mr. Cheong has more than 20 years of engineering and operation experience in the solar and electronics industries. He served in various management positions in LDK from 2011 to 2014 and he was appointed as the chairman of the Management Board and chief executive officer of Sunways AG, a publicly-listed company in Germany. He previously served as our general manager from 2007 to 2011 and was responsible for PV system design and development as well as the manufacturing of key components for PV modules and racking systems before joining LDK. Prior to joining the solar industry in 2007, Mr. Cheong spent 16 years in the electronics industry responsible for engineering development and manufacturing of liquid crystal display products and he served as the Vice President of Engineering of an affiliate of Flex Company. Mr. Cheong holds a Bachelor of Science degree in mechanical engineering from the University of Louisiana and obtained his Master of Science in computer integrated manufacturing from Nanyang Technology University, Singapore in 1997.

Dr. Maurice Wai-fung Ngai, age 60,  has served as our director since May 9, 2016. Dr. Ngai is currently a member of the General Committee and the Chairman of Membership Services of Sub-Committees of the Chamber of Hong Kong Listed Companies. He was the president of the Hong Kong Institute of Chartered Secretaries (currently known as the Hong Kong Chartered Governance Institute) (2014-2015), a non-official member of the Working Group on Professional Services under the Economic Development Commission of the Hong Kong Special Administrative Region (2013-2018), a member of the Qualification and Examination Board of the Hong Kong Institute of Certified Public Accountants (2013-2018) and the first batch of Finance Expert Consultants of Ministry of Finance of the People’s Republic of China (2016-2021). Dr. Ngai is a fellow of the Association of Chartered Certified Accountants in the United Kingdom, a member of the Hong Kong Institute of Certified Public Accountants, a fellow of the Chartered Governance Institute, a fellow of the Hong Kong Chartered Governance Institute, a fellow of the Hong Kong Institute of Directors, a member of the Hong Kong Securities and Investment Institute and a member of the Chartered Institute of Arbitrators. Dr. Ngai obtained a Doctoral Degree in Finance at Shanghai University of Finance and Economics, a Master’s Degree in Corporate Finance from Hong Kong Polytechnic University, a Master’s Degree in Business Administration from Andrews University of Michigan and a Bachelor’s Degree in Laws at University of Wolverhampton. He is serving as an independent non-executive director of several reputable listed companies

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Ms. Lu Qing, age 51, has served as our director since May 2017. She currently serves as the chief operating officer of WisePublic Asset Management Limited, where she manages daily operation. Ms. Lu Qing has qualified experience in the finance, accounting, tax and legal fields. She served the head of internal audit of China Regenerative Medicine International Limited (8158 HK) from January 2013 to October 2015. Ms. Lu Qing also served as financial controller of Mainland China at Sing Tao News Corporation Limited (1105 HK) from May 2002 to May 2008. From February 1992 to March 2002, Ms. Lu Qing served as one of the major business partners and vice general manager at Peking Certified Public Accountants. Ms. Lu Qing received bachelor’s degree in economics, major in accounting from Central University of Finance and Economics in June 1993, and a master’s degree in law from Peking University in January 2001. Ms. Lu Qing is also a Certified Tax Agents, Certified Public Valuer, and Certified Public Account in China.

Mr. Jing Zhang, age 67, has served as our director since March 30, 2020. Mr. Zhang has served as a director of Hong Kong Dongying Financial Group since 2012, where he manages the group’s private equity operations. He has also been an independent director of New City Construction Development Group Co., Ltd. and China International Capital Corporation since 2012. He served as a deputy general manager of China Yituo Group Co., Ltd. and a director and chief financial officer of First Tractor Co., Ltd. from 1997 to 2007. Mr. Zhang Jing received his Master degree in Management Engineering from Jiangsu University.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has reviewed the independence of our directors, applying the NASDAQ independence standards. Based on this review, the Board of Directors determined that each of Maurice Wai-fung Ngai, Qing Lu and Jing Zhang, are independent within the meaning of the NASDAQ rules. In making this determination, our Board of Directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence. As required under applicable NASDAQ rules, we anticipate that our independent directors will meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.

Board Meetings

One person holds the positions of principal executive officer and chairman of the Board of Company. The Board has not designated a lead director. Given the limited number of directors comprising the Board, the independent directors call and plan their executive sessions collaboratively and, between board meetings, communicate with management and one another directly. In the circumstances, the directors believe that formalizing in a lead director functions in which they all participate might detract from rather than enhance performance of their responsibilities as directors. The Chairman of the Board chairs Board and stockholder meetings and participates in preparing their agendas. The Chairman of the Board also serves as a focal point for communication between management and the Board between Board meetings, although there is no restriction on communication between directors and management. The Company believes that these arrangements afford the directors sufficient resources to supervise management effectively, without being overly engaged in day-to-day operations.

The Board plays an active role, as well as the independent committees, in overseeing the management of the Company’s risks. The Board regularly reviews reports from members of senior management and committees on areas of material risk to the Company, including operational, financial, legal, strategic and regulatory risks.

During calendar year 2021, our Board held eleven (11) meetings and acted by written consent one (1) time. During 2021, no director attended fewer than 75% of the meetings of the Board of Directors and Board committees of which the director was a member. The work of the Company’s directors is performed not only at meetings of the Board, but also by consideration of the Company’s business through the review of documents and in numerous communications among Board members and others.

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Director Attendance at Annual Meeting

We have not yet developed a policy regarding director attendance at annual meetings of the shareholders. We expect all of our directors to attend our 2022 Annual Shareholders Meeting,

Board Committees

The Board of Directors has standing Audit, Compensation, and Nominating and Corporate Governance Committees, and each of such committees has a charter, which is available at Company’s website, www.spigroups.com.

	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Maurice Wai-fung Ngai	C	M	M
Qing Lu	M	C	M
Jing Zhang	M	M	C

______________________

C Committee Chairperson
M Committee Member

Audit Committee

Our Audit Committee was established on January 19, 2016, and is currently comprised of our independent directors: Maurice Wai-fung Ngai, Qing Lu and Jing Zhang. Maurice Wai-fung Ngai is Chair of the Audit Committee and he qualifies as the Audit Committee financial expert as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act. The Audit Committee held three (3) meetings during 2021.

According to its charter, the Audit Committee consists of at least three members, each of whom shall be a non-employee director who has been determined by the Board to meet the independence requirements of NASDAQ, and also Rule 10A-3(b)(1) of the SEC, subject to the exemptions provided in Rule 10A-3(c). A copy of the Audit Committee Charter is available on our website at www.spigroups.com. The Audit Committee Charter describes the primary functions of the Audit Committee, including that the audit committee assists the Board’s oversight of (1) the quality and integrity of our financial statements and related disclosure, (2) our compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, (4) the performance of our internal audit function and independent auditors and (5) related-party transactions. The audit committee is responsible for, among other things:

•	appointing the independent auditors and pre-approving any non-audit services to be performed by the independent auditors;

•	reviewing and approving all proposed related-party transactions;

•	reviewing with the independent auditors any audit problems or difficulties and management’s response;

•	discussing the audited financial statements with management and the independent auditors;

•	reviewing major issues as to the adequacy of our internal controls and any significant deficiencies or material weaknesses in internal controls;

•	meeting separately and periodically with management and the independent auditors;

•	reviewing with the general counsel the adequacy of procedures to ensure compliance with legal and regulatory responsibilities; and

•	reporting regularly to the entire board of directors.

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Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended and adopted by the Public Company Accounting Oversight Board in Rule 3200T. It has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence. Based upon the foregoing review and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2021. Our Annual Report on Form 10-K was filed with the SEC on April 1, 2022.

Submitted by members of the Audit Committee:

Maurice Wai-fung Ngai (Chairman)

Qing Lu

Jing Zhang

Compensation Committee

Our Compensation Committee was established on January 19, 2016 and currently consists of Maurice Wai-fung Ngai, Qing Lu and Jing Zhang. Qing Lu serves as chairman of the Compensation Committee. The Compensation Committee held five (5) meetings during 2021. The compensation committee has overall responsibility for evaluating and recommending to the Board compensation of our directors and executive officers and our equity-based and incentive compensation plans, policies and programs. A copy of the Audit Committee Charter is available on our website at www.spigroups.com. The Compensation Committee Charter provides for the following responsibilities of the compensation committee, among other things:

•	approving and overseeing the total compensation package for our executives;

•	reviewing and recommending to the Board the compensation of our directors;

•	reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives, and setting the compensation level of our chief executive officer based on this evaluation;

•	reviewing periodically and recommending to the Board and administering any long-term incentive compensation or equity plans, programs or similar arrangements; and

•	reporting regularly to the entire board of directors.

The compensation committee has reviewed and discussed with management the Executive Compensation set forth beginning on page 15 and, based on the review and discussions, recommended to the Board of Directors that the Executive Compensation be included in this Proxy Statement.

The members of the Compensation Committee are:

Qing Lu, Chairperson
Maurice Wai-fung Ngai
Jing Zhang

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Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating Committee was established on January 19, 2016 and currently consists of Jing Zhang, Maurice Wai-fung Ngai and Qing Lu. Jing Zhang serves as chairman of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee held one (1) meeting during 2021. The nominating and corporate governance committee assists the board of directors in selecting individuals qualified to become our directors and in determining the composition of the Board and its committees. The Corporate Governance and Nominating Committee Charter provides for the following responsibilities of the Corporate Governance Committee and Nominating Committee, among other things:

•	identifying and recommending to the Board nominees for election to the Board or for appointment to fill any vacancy that is anticipated or has arisen on the Board;

•	reviewing annually with the Board the current composition of the Board in light of the characteristics of independence, age, skills, experience and availability of service to us of its members and of anticipated needs;

•	identifying and recommending to the Board the directors to serve as members of the Board’s committees;

•	advising the Board periodically regarding significant developments in law and practice of corporate governance and making recommendations to the Board on all matters of corporate governance;

•	monitoring compliance with our code of business conduct and ethics, including reviewing the adequacy and effectiveness of our procedures to ensure proper compliance; and

•	reporting regularly to the entire board of directors.

Identifying and Evaluating Nominees

In considering candidates for membership on the Board of Directors, the Corporate Governance and Nominating Committee will take into consideration the needs of the Board of Directors and the candidate’s qualifications. The Corporate Governance and Nominating Committee will request such information as:

●	The name and address of the proposed candidate;

●	The proposed candidates resume or a listing of his or her qualifications to be a director of the Company;

●	A description of any relationship that could affect such person’s qualifying as an independent director, including identifying all other public company board and committee memberships;

●	A confirmation of such person’s willingness to serve as a director if selected by the Board of Directors; and

●	Any information about the proposed candidate that would, under the federal proxy rules, be required to be included in the Company’s proxy statement if such person were a nominee.

Once a person has been identified by the Corporate Governance and Nominating Committee as a potential candidate, the Corporate Governance and Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors and the Corporate Governance and Nominating Committee believes that the candidate has the potential to be a good candidate, the Corporate Governance and Nominating Committee would seek to gather information from or about the candidate, including through one or more interviews as appropriate and review his or her accomplishments and qualifications generally, including in light of any other candidates that the Corporate Governance and Nominating Committee may be considering. The Corporate Governance and Nominating Committee’s evaluation process does not vary based on whether the candidate is recommended by a shareholder.

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The Corporate Governance and Nominating Committee will, from time to time, seek to identify potential candidates for director nominees and will consider potential candidates proposed by the Board of Directors and by management of the Company. There is no specific board diversity policy in place presently.

Code of Ethics

Our board of directors believes in strict adherence to the highest standards of business ethics and responsibility. We have thus adopted a code of business conduct and ethics that applies to us and our directors, officers, employees and advisors. Certain provisions of the code apply specifically to our chief executive officer, chief financial officer, senior operating officer and any other persons who perform similar functions for us. We have filed this code of business conduct and ethics as an exhibit to our annual report on Form 10-K. The code of business conduct and ethics is also available at our website at www.spigroups.com.

Communications with Our Board

Shareholders and interested parties who wish to contact our Board, a committee thereof, the presiding non-management director of executive sessions or any individual director are invited to do so by writing to:

Board of Directors of SPI Energy Co., Ltd.

c/o Corporate Secretary

4803 Urbani Ave.,

McClellan Park, CA 95652

All communications will be forwarded to our Board of Directors, the specified committee or the specified individual director, as appropriate.

 Board Leadership Structure and Role in Risk Oversight

Mr. Xiaofeng Peng holds the positions of chief executive officer and chairman of the Board of Directors of the Company. The Board believes that Mr. Peng’s services as both chief executive officer and chairman of the Board is in the best interest of the Company and its shareholders. Mr. Peng possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company in its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters relating to the business of the Company. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s shareholders, employees and customers.

The Board of Directors has not designated a lead director. Given the limited number of directors comprising the Board of Directors, the independent directors call and plan their executive sessions collaboratively and, between meetings of the Board of Directors, communicate with management and one another directly. Under these circumstances, the directors believe designating a lead director to take on responsibility for functions in which they all currently participate might detract from rather than enhance performance of their responsibilities as directors. The Chairman of the Board chairs Board and stockholder meetings and participates in preparing their agendas. The Chairman of the Board also serves as a focal point for communication between management and the Board between Board meetings, although there is no restriction on communication between directors and management. The Company believes that these arrangements afford the directors sufficient resources to supervise management effectively, without being overly engaged in day-to-day operations.

Management is responsible for assessing and managing risk, subject to oversight by the Board of Directors. The Board of Directors oversees our risk management policies and risk appetite, including operational risks and risks relating to our business strategy and transactions. Various committees of the Board assist the Board in this oversight responsibility in their respective areas of expertise.

●	The Audit Committee assists the Board with the oversight of our financial reporting, independent auditors and internal controls. It is charged with identifying any flaws in business management and recommending remedies, detecting fraud risks and implementing anti-fraud measures. The audit committee further discusses our policies with respect to risk assessment and management with respect to financial reporting.

●	The Compensation Committee oversees compensation, retention, succession and other human resources-related issues and risks.

●	The Corporate Governance and Nominating Committee overviews risks relating to our governance policies and initiatives.

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Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

No executive officer or director is a party in a legal proceeding adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

No executive officer or director has been involved in the last ten years in any of the following:

●	Any bankruptcy petition filed by or against any business or property of such person, or of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●	Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	Being the subject of or a party to any judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated relating to an alleged violation of any federal or state securities or commodities law or regulation, or any law or regulation respecting financial institutions or insurance companies, including but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail, fraud, wire fraud or fraud in connection with any business entity; or

●	Being the subject of or a party to any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act, any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member).

Certain Relationships and Related Transactions

Except as set forth below, we have not been a party to any transaction since January 1, 2020, in which the amount involved in the transaction exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets as at the year-end for the last two completed fiscal years, and to which any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Our Board of Directors reviewed each of the following related party transactions and has concluded that, in light of known circumstances, each transaction is in, and is consistent with, its best interests and its shareholders:

The amount due from related parties of $0.2 million and $0.2 million as of December 31, 2021 and 2020, respectively, represented the advance payment to management for business operation.

During year ended December 31, 2020 and 2019, SPI China paid operation expenses of $0.4 million and $0.7 million, respectively, on behalf of the Group, and the payable to SPI China was waived by SPI China.

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Related Party Policy

Our Audit Committee has adopted an internal policy regarding the identification, review, consideration and oversight of any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related party” are participants. Transactions involving compensation for services provided to us as an employee, director, consultant or similar capacity by a related person are not covered. A related party is any executive officer, director or a holder of more than five percent of our ordinary shares, including any of their immediate family members and any entity owned or controlled by such persons.

Under our policy, where a transaction has been identified as a related party transaction, management must present information regarding the proposed related party transaction to the Audit Committee of our Board of Directors for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related parties, the benefits of the transaction to us and whether any alternative transactions are available. To identify related party transactions in advance, we rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related party transactions, the Audit Committee of our Board of Directors takes into account the relevant available facts and circumstances including, but not limited to the risks, costs and benefits to us; the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated; the terms of the transaction; the availability of other sources for comparable services or products; and the terms available to or from, as the case may be, unrelated third parties or to or from our employees generally. In the event a director has an interest in the proposed transaction, the director must excuse himself or herself from the deliberations and approval.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our Ordinary Shares, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms furnished to us and written representations by our officers and directors regarding their compliance with applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that all Section 16(a) filing requirements for our executive officers, directors and 10% shareholders were met during the year ended December 31, 2021.

Compensation of Directors

The following table sets forth information regarding compensation of each director, excluding our executive directors, Xiaofeng Peng and HoongKhoeng Cheong, who do not receive compensation in their capacity as executive directors, for fiscal 2021.

FISCAL 2021 DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards $(l)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Maurice Ngai	100,000	–	170,250	–	–	–	270,250
Qing Lu	25,000	–	170,250	–	–	–	195,250
Jing Zhang	10,000	–	170,250	–	–	–	180,250

EXECUTIVE OFFICERS

The following sets forth the names and ages of our current executive officers, their respective positions and offices, and their respective principal occupations or brief employment history.

Name	Age	Position
Xiaofeng Peng	47	Director, Executive Chairman of the Board of Directors and Chief Executive Officer
HoongKhoeng Cheong	57	Director and Chief Operating Officer
Janet Chen	51	Chief Financial Officer

Please refer to the section entitled “Election of Directors” for details regarding Mr. Xiaofeng Peng and Mr. HoongKhoeng Cheong.

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Ms. Janet Chen as served as our Chief Financial Officer since June 2021. Ms. Chen has over 20 years’ experience in accounting, auditing, and financial advisory business. Before joining the Company, Ms. Chen was the executive director of Brainzoom Business Consulting Co., Ltd. since July 2007. Ms. Chen served as a vice president and finance director of Cellon International Holdings Corporation from January 2006 to May 2007. Previously, Ms. Chen served as an audit manager of Arthur Andersen from June 1993 to June 2000. Ms. Chen obtained a Bachelor degree in accounting from Shenzhen University in 1993. Ms. Chen is a Certified Public Accountant in China (CICPA) and a Fellowship of Chartered Certified Accountant (FCCA).

EXECUTIVE COMPENSATION

Summary Compensation Table

Set forth below is information regarding the compensation paid during the year ended December 31, 2021 and 2020 to our principal executive officer and principal financial officer, who are collectively referred to as “named executive officers” elsewhere in this proxy statement.

Name and Principal Position	Fiscal Year Ended December 31,	Salary ($)	Bonus ($)	Stock and Option Awards ($)		All Other Compensation ($)	Total ($)
Xiaofeng Peng	2021	196,667	–	2,457,300	(1)	–	2,653,967
(Director, Executive Chairman of Board Directors, Chief Executive Officer)	2020	223,590	–	–		–	223,590

HoongKhoeng Cheong	2021	290,140	–	975,450	(2)	–	1,265,590
(Director, Chief Operating Officer)	2020	241,700	–	–		–	241,700

Janet Chen	2021	122,262	–	200,000	(3)	–	261,181
(Chief Financial Officer)	2020	–	–	–		–	–

(1)	Consists of 240,000 options with the exercise price of $6.81granted on March 6, 2021 (“Date of Grant”). The Option shall vest and become exercisable with respect to twenty-five percent (25%) of the shares initially covered by the option on each of the first, second, third and fourth anniversaries of the Date of Grant. 130,000 restricted shares were vested on July 6,2021, of which fair value per share is $6.33.

(2)	Consists of 120,000 options with the exercise price of $6.81granted on March 6, 2021 (“Date of Grant”). The Option shall vest and become exercisable with respect to twenty-five percent (25%) of the shares initially covered by the option on each of the first, second, third and fourth anniversaries of the Date of Grant. 25,000 restricted shares were vested on July 6,2021, of which fair value per share is $6.33.

(3)	On June 23, 2021, Janet Chen was granted 200,000 options with the exercise price of $6.83. The Option shall vest and become exercisable with respect to twenty-five percent (25%) of the shares initially covered by the option on each of the first, second, third and fourth anniversaries of the Date of Grant.

Employment Agreements

We have entered into employment agreements with each of our executive officers. These employment agreements became effective on the signing date and will remain effective through 2022. We may terminate an executive officer’s employment for cause for certain acts of the officer, including, but not limited to, conviction of a felony, any act involving moral turpitude, or a misdemeanor where imprisonment is imposed; commission of any act of theft, fraud, dishonesty, or falsification of any employment or Company records; improper disclosure of the Company’s confidential or proprietary information; any action that has a detrimental effect on the Company’s reputation or business; or failure to perform agreed duties. We may also terminate an executive officer’s employment without cause. Each of us or the relevant executive officer may terminate the employment by giving advance written notice. We may renew the employment agreements with our executive officers.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth, for each named executive officer, information regarding unexercised stock options, unvested stock awards, and equity incentive plan awards outstanding as of December 31, 2021.

	OUTSTANDING EQUITY AWARDS AT 2021 FISCAL YEAR END
	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Xiaofeng Peng, CEO	–	–	240,000	6.81	3/6/2031	–	–	–	–

HoongKhoeng Cheong, COO	11,500	–	120,000	3.63-25.3	9/26/2026 3/6/2031	–	–	–	–

Janet Chen, CFO	–	–	200,000	6.83	6/23/2031	–	–	–	–

Compensation Committee Interlocks and Insider Participation

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Pension Benefits

None of SPI’s named executive officers participate in or have account balances in qualified or nonqualified defined benefit plans sponsored by it.

Nonqualified Deferred Compensation

None of SPI’s named executive officers participate in or have account balances in nonqualified defined contribution plans or other deferred compensation plans maintained by it.

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Stock Incentive Plans

2006 Equity Incentive Plan

On November 15, 2006, SPI’s board of directors adopted the 2006 Equity Incentive Plan, reserving nine percent (9%) of the outstanding ordinary shares of SPI common stock for the plan, and this plan was approved by SPI’s shareholders on February 7, 2007. Upon completion of the Redomicle Merger, our Company assumed SPI’s existing obligations under the 2006 Equity Incentive Plan and an equal number of the Company’s ordinary shares, rather than the common stock of SPI, will be issued upon the exercise of the awards under this plan.

2015 Equity Incentive Plan

On May 8, 2015, our board of directors adopted our 2015 Equity Incentive Plan. Our shareholders approved this plan on the same date. This plan went effective upon completion of the redomicile of Solar Power, Inc., a company incorporated under the law of California, to the Cayman Islands through a merger with and into a wholly-owned subsidiary of SPI Energy Co., Ltd., which was completed on January 4, 2016 (the “Redomicile Merger”). The total number of Shares that may be issued under this plan is nine percent (9%) of the number of outstanding and issued ordinary shares of the Company. Awards may, in the discretion of the administrator, be made under this plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its affiliates or a company acquired by the Company or with which the Company combines. The number of shares underlying such substitute awards shall be counted against the aggregate number of shares available for awards under the plan.

Unless terminated earlier, this plan shall terminate automatically in 2025. Our Board may amend, alter or discontinue this plan in accordance with terms and conditions of the plan. No award may be granted under the plan after termination date, but awards granted prior to termination will remain in effect.

Equity Incentive Plan for Phoenix Motorcars Employees

On January 24, 2021, our board of directors adopted an Equity Incentive Plan for Phoenix Motorcars Employees. The purpose of such plan is to provide material inducement to the employees of Phoenix Cars LLC, a Delaware limited liability company (“Cars”), and Phoenix Motorcars Leasing LLC, a California limited liability company (“Leasing,” and, with Cars, the “LLCs”), which, as of November 12, 2020, the effective date hereof (“Effective Date”), have been acquired by Edisonfuture Inc., a Delaware corporation wholly owned by Company (“EFI”), to remain in the employment of the LLC’s respectively employing them on and after the Effective Date, by offering these employees the opportunity to participate in the Company’s future performance.

Our Board of Directors unanimously recommends that you vote “FOR” all of the nominees listed above.

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PROPOSAL NO. 2

RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors has appointed Marcum Asia CPAs LLP (“MarcumAsia”) to audit our consolidated financial statements for the fiscal year ending December 31, 2022. MarcumAsia has served as our independent registered public accounting firm since 2018. We do not expect representatives of MarcumAsia to be present at our annual meeting of the shareholders.

We are not required to submit the selection of our independent registered public accounting firm for shareholder approval. If the shareholders do not ratify the selection of MarcumAsia as our independent auditors for the fiscal year ending December 31, 2022, our Board of Directors will evaluate what would be in the best interests of the Company and our shareholders and consider whether to select new independent auditors for the current fiscal year or whether to wait until the completion of the audit for the current fiscal year before changing independent auditors.

Audit Fees

 The following table sets forth the aggregate fees by categories specified below in connection with certain professional services rendered by MarcumAsia, our current principal external auditors for the periods indicated.

	2020	2021
Audit fees	$500,000	$916,700
Audit-related fees	54,854	51,500
Tax fees	–	–
All other fees	–	–
Total	$554,854	$968,200

_________________

(1)	Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and services that are normally provided by the above auditors in connection with statutory and regulatory fillings or engagements.

(2)	Audit related fees consist of assurance and related services that are reasonably related to the performance of audit or review of our financial statements related to our SEC filings.

Consistent with the rules of the SEC regarding auditor independence, our Board of Directors is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. Our Board asks our independent registered public accounting firm to provide a detailed description of its services each year as a basis for its decision-making. The Board evaluates the proposals based on four categories: audit services, audit-related services, tax services, and other services; and determines the proper arrangement for each service according to its judgment as to our needs over the coming year. Our Board pre-approves all audit and non-audit services to be performed by our independent registered public accounting firm. The Board pre-approved 100% of the audit and audit-related services performed by the independent registered public accounting firms described above in fiscal years 2020 and 2021.

Pre-Approval of Services

In accordance with the SEC’s auditor independence rules, the Audit Committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to the Company by its independent auditor.

Prior to the engagement of the independent auditor for any fiscal year’s audit, management submits to the Audit Committee for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the auditor during that fiscal year. The Audit Committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.

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The fees for any services listed in a pre-approval schedule are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. The Audit Committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the Audit Committee on a case-by-case basis. Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence.

The Audit Committee will not grant approval for:

•	any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to the Company;

•	provision by the independent auditor to the Company of strategic consulting services of the type typically provided by management consulting firms; or

•	the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of the Company’s financial statements.

Tax services proposed to be provided by the auditor to any director, officer or employee of the Company who is in an accounting role or financial reporting oversight role must be approved by the Audit Committee on a case-by-case basis where such services are to be paid for by the Company, and the Audit Committee will be informed of any services to be provided to such individuals that are not to be paid for by the Company.

In determining whether to grant pre-approval of any non-audit services in the “all other” category, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

•	whether the service creates a mutual or conflicting interest between the auditor and the Company;

•	whether the service places the auditor in the position of auditing his or her own work;

•	whether the service results in the auditor acting as management or an employee of the Company; and

•	whether the service places the auditor in a position of being an advocate for the Company.

Our Board of Directors unanimously recommends that you vote “FOR” the proposal to ratify the appointment of Marcum Asia CPAs LLP (“MarcumAsia”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

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 PROPOSAL NO. 3

ADVISORY, NON-BINDING VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

Our executive compensation programs are designed to motivate and retain our named executive officers, who are critical to our success, and to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return. We seek to closely align the interests of our named executive officers with the interests of our shareholders, and our Compensation Committee regularly reviews named executive officer compensation to ensure such compensation is consistent with our goals.

Required Stockholder Vote

This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. To the extent there is a significant vote against the compensation of our named executive officers as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address our shareholders’ concerns.

Accordingly, we ask our shareholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table, and the other related tables and disclosure.

Our Board of Directors unanimously recommends that you vote “FOR” the non-binding resolution on executive compensation.

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PROPOSAL NO. 4

ADVISORY, NON-BINDING VOTE ON FREQUENCY OF APPROVAL OF EXECUTIVE COMPENSATION (SAY-ON-FREQUENCY)

The Dodd-Frank Act requires us to provide our shareholders with the opportunity to vote, on a non-binding advisory basis, for their preference as to how frequently we should consult an advisory Say-on-Pay vote. Shareholders may indicate whether they would prefer that we conduct future Say-on-Pay votes every year, every two years or every three years. Shareholders also may abstain from casting a vote on this proposal.

Our Board of Directors has determined that a Say-on-Pay vote that occurs once every three years is the most appropriate alternative for us and therefore the Board recommends that you vote in favor of conducting a Say-on-Pay vote every three years. The Board believes that a Say-on-Pay vote occurring every three years will provide our shareholders with sufficient time to evaluate the effectiveness of the Company’s overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding an over-emphasis on short-term variations in compensation and business results. A Say-on-Pay vote occurring every three years will also permit shareholders to observe and evaluate the effect of any changes to our executive compensation policies and practices that have occurred since the last advisory vote on executive compensation.

This vote is advisory, which means that is not binding on the Company or the Board of Directors. The Company recognizes that the shareholders may have different views as to the best approach and looks forward to hearing from the shareholders as to their preferences on the frequency of the Say-on-Pay vote. The Board of Directors will carefully review the outcome of the frequency vote; however, when considering the frequency of future Say-on-Pay votes, the Board of Directors may decide that it is in the Company’s and the shareholders’ long-term best interest to hold a Say-on-Pay vote more or less frequently than the frequency receiving the most votes cast by our shareholders.

The proxy card provides shareholders with the opportunity to choose among four options (holding the Say-on-Pay vote every one year, every two years, every three years or abstain from voting). Shareholders are not being asked to approve or disapprove the recommendation of the Board of Directors.

Our Board of Directors unanimously recommends that you vote to hold an advisory vote on executive compensation (Say-On-Frequency) EVERY THREE YEARS.

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PROPOSAL NO. 5

RATIFICATION OF AMENDMENT TO 2015 EQUITY INCENTIVE PLAN

Summary and Purpose of the Amendment to the 2015 Equity Incentive Plan

The Board of Directors has voted to amend the 2015 Equity Incentive Plan (the “Plan”) to increase the number of ordinary shares authorized for issuance under the Plan to 4,326,185 shares.

Increase in Number of Authorized Shares

The Plan has been in place since May 2015. Currently, there are 2,595,711 ordinary shares , representing 9% of the issued and outstanding ordinary shares of the Company, authorized for issuance under the Plan. However, as of the date hereof, the Company has no ordinary shares available for future issuance under the Plan. The Board of Directors believes that the Company’s success depends in large part on its ability to attract, retain, and motivate its executive officers and other key personnel and that grants of awards under the Plan may be a significant element of compensation for such persons. The Board of Directors believes that the proposed increase in the number of ordinary shares available for issuance as provided in the Plan will provide the Compensation Committee with greater flexibility in the administration of the Plan and is appropriate in light of the growth of the Company in order to attract and retain key individuals. Following the proposed increase, the number of shares for which awards may be granted in the future under the Plan (4,326,185 shares) shall represent approximately 15% of the issued and outstanding ordinary shares of the Company as of the date hereof.

Upon approved, Section 3 of the SPI Energy Co., Ltd. 2015 Equity Incentive Plan shall be deleted and replaced in its entirety to read as follows:

“3. Shares Subject to the Plan

The total number of Shares which may be issued under the Plan is 4,326,185 Ordinary Shares of the Company. The Shares may consist, in whole or in part, of authorized and unissued Shares or Shares purchased on the open market. The issuance of Shares or the payment of cash upon the exercise of an Award or in consideration of the cancellation or termination of an Award shall reduce the total number of Shares available under the Plan, as applicable. Shares which are subject to Awards which terminate or lapse without the payment of consideration may be granted again under the Plan.”

A full copy of the Plan in its current form is attached as Exhibit 10.2 to the Company’s Registration Statement on Form F-4 filed with the SEC on May 11, 2015. The amended and restated Plan is attached as Appendix A to this Proxy Statement.

Awards to be Granted to Certain Individuals and Groups

As of the date hereof, the Company cannot determine the benefits or amounts that will be received by or allocated to any individual or group resulting from the approval of the amendment to the Plan.

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Equity Compensation Plan Information

The following table provides information as of December 31, 2021 about our equity compensation plans and arrangements.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	0	$0.0	2,079,885
Equity compensation plans not approved by security holders	1,215,900	$8.0	0
Total	1,215,900	$8.0	2,079,885

Our Board of Directors unanimously recommends that you vote “FOR” the Amendment to the Plan to increase the number of ordinary shares authorized for issuance under the Plan.

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STOCKHOLDER PROPOSALS

Stockholder proposals intended to be included in the proxy statement for the next annual meeting must be received by Company by July 12, 2023. The persons authorized by the form of proxy to be sent in connection with the solicitation of proxies on behalf of Company’s Board of Directors for next year’s annual meeting will vote in their discretion as to any matter of which Company has not received notice by December 9, 2022. The form and substance of these proposals must satisfy the requirements established by the Company’s Bylaws and the SEC, and the timing for the submission of any such proposals may be subject to change as a result of changes in SEC rules and regulations.

DELIVERY OF PROXY MATERIALS

Our annual report to shareholders for the fiscal year ended December 31, 2021, including audited financial statements, accompanies this Proxy Statement. Copies of our Annual Report on Form 10-K for fiscal 2021 are available from the Company without charge upon written request of a stockholder. Copies of these materials are also available online through the Securities and Exchange Commission at www.sec.gov. The Company may satisfy SEC rules regarding delivery of proxy statements and annual reports by delivering a single proxy statement and annual report to an address shared by two or more Company shareholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only one proxy statement and annual report to multiple shareholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of these materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement and/or annual report, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact the Company’s Secretary at 4803 Urbani Ave., McClellan Park, CA 95652 or by telephone at (408) 919-8000. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact your brokerage firm or bank.

FORWARD-LOOKING STATEMENTS

This Proxy Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward- looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results and objectives. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the SEC.

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the “SEC”). The SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the SEC at http://www.sec.gov.

The Company’s Ordinary Shares is listed on The Nasdaq Capital Market and trades under the symbol “SPI”.

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APPENDIX A

Amended and Restated

SPI ENERGY CO., LTD.

2015 EQUITY INCENTIVE PLAN

1.	Purpose of the Plan

The purpose of the Plan is to aid the Company and its Affiliates in recruiting and retaining key employees, directors or consultants of outstanding ability and to motivate such employees, directors or consultants to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such key employees, directors or consultants will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.

2.	Definitions

The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a)	Applicable Laws: All laws, statutes, regulations, ordinances, rules or governmental requirements that are applicable to this Plan or any Award granted pursuant to this Plan, including but not limited to applicable laws of the People’s Republic of China, the United States and the Cayman Islands, and the rules and requirements of any applicable national securities exchange.

(b)	Act: The U.S. Securities Exchange Act of 1934, as amended, or any successor thereto.

(c)	Affiliate: With respect to the Company, any entity directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest.

(d)	Award: An Option, Share Appreciation Right or Other Share-Based Award.

(e)	Beneficial Owner: A “beneficial owner”, as such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

(f)	Board: The board of directors of the Company.

(g)	Change in Control: The occurrence of any of the following events:

(i) the sale or disposition, in one or a series of related transactions, of all or substantially all, of the assets of the Company to any “person” or “group” (as such terms are defined in Sections 13(d)(3) or 14(d)(2) of the Act) other than the Permitted Holders; or

(ii) any person or group, other than the Permitted Holders, is or becomes the Beneficial Owner (except that a person shall be deemed to have “beneficial ownership” of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the voting share of the Company (or any entity which controls the Company), including by way of merger, consolidation, tender or exchange offer or otherwise.

(h)	Code: The U.S. Internal Revenue Code of 1986, as amended, or any successor thereto.

(i)	Committee: The compensation committee of the Board, or, if the compensation committee of the Board has not been established as of the relevant date, the Board.

(j)	Company: SPI Energy Co., Ltd., a company incorporated under the laws of the Cayman Islands.

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(k)	Disability: Inability of a Participant to perform in all material respects his duties and responsibilities to the Company, or any Affiliate of the Company, by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued (i) for a period of not less than 90 consecutive days or (ii) such shorter period as the Committee may reasonably determine in good faith. The Disability determination shall be in the sole discretion of the Committee and a Participant (or his representative) shall furnish the Committee with medical evidence documenting the Participant’s disability or infirmity which is satisfactory to the Committee.

(l)	Effective Date: The date the Board approves the Plan, or such later date as is designated by the Board.

(m)	Employment: The term “Employment” as used herein shall be deemed to refer to (i) a Participant’s employment if the Participant is an employee of the Company or any of its Affiliates, (ii) a Participant’s services as a consultant, if the Participant is consultant to the Company or its Affiliates and (iii) a Participant’s services as an non-employee director, if the Participant is a non-employee member of the Board.

(n)	Fair Market Value: As of any date, the Fair Market Value of the Shares as the Committee may determine in good faith by reference to the price of the Shares (or the American Depositary Shares, or the ADSs, representing the Shares) on any established stock exchange or a national market system on the day of determination if the Shares (or the ADSs representing the Shares) are so listed on any established stock exchange or a national market system. If the Shares (or the ADSs representing the Shares) are not listed on any established stock exchange or a national market system, the Fair Market Value shall be as the Committee may determine in good faith.

(o)	ISO: An Option that is also an incentive share option granted pursuant to Section 6(d) of the Plan.

(p)	LSAR: A limited share appreciation right granted pursuant to Section 7(d) of the Plan.

(q)	Other Share-Based Awards: Awards granted pursuant to Section 8 of the Plan.

(r)	Option: A share option granted pursuant to Section 6 of the Plan.

(s)	Option Price: The purchase price per Share of an Option, as determined pursuant to Section 6(a) of the Plan.

(t)	Participant: An employee, director or consultant who is selected by the Committee to participate in the Plan.

(u)	Permitted Holder: means, as of the date of determination, (i) the Company or (ii) any employee benefit plan (or trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power of its voting equity securities or equity interest is owned, directly or indirectly, by the Company,

(v)	Person: A “person”, as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

(w)	Plan: This SPI Energy Co., Ltd. 2015 Equity Incentive Plan.

(x)	Shares: Ordinary Shares in the capital of the Company with a par value of US$0.00001 per share.

(y)	Share Appreciation Right: A share appreciation right granted pursuant to Section 7 of the Plan.

(z)	Subsidiary: A corporation or other entity of which a majority of the outstanding voting shares or voting power is beneficially owned directly or indirectly by the Company.

3.	Shares Subject to the Plan

The total number of Shares which may be issued under the Plan is 4,326,185 Ordinary Shares of the Company. The Shares may consist, in whole or in part, of authorized and unissued Shares or Shares purchased on the open market. The issuance of Shares or the payment of cash upon the exercise of an Award or in consideration of the cancellation or termination of an Award shall reduce the total number of Shares available under the Plan, as applicable. Shares which are subject to Awards which terminate or lapse without the payment of consideration may be granted again under the Plan.

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4.	Administration

The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof. Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates or a company acquired by the Company or with which the Company combines. The number of Shares underlying such substitute awards shall be counted against the aggregate number of Shares available for Awards under the Plan. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). The Committee shall require payment of any amount it may determine to be necessary to withhold for any applicable taxes as a result of the exercise, grant or vesting of an Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such withholding taxes by (a) delivery in Shares or (b) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant.

5.	Limitations

No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

6.	Terms and Conditions of Options

Options granted under the Plan shall be, as determined by the Committee, non-qualified or incentive share options for U.S. federal income tax purposes, as evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

(a)	Option Price. The Option Price per Share shall be determined by the Committee, unless expressly approved by the Committee, shall not be less than 100% of the Fair Market Value of the Shares on the date an Option is granted.

(b)	Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted.

(c)	Exercise of Options. Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of this Section 6 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii) or (iv) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant (i) in cash or its equivalent (e.g., by check), (ii) to the extent permitted by the Committee, in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles), (iii) partly in cash and, to the extent permitted by the Committee and subject to the other requirements and conditions set forth above in (ii), partly in Shares or (iv) if there is a public market for the Shares at such time, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased. No Participant shall have any rights to dividends or other rights of a shareholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

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(d)	ISOs. The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who at the time of such grant, owns more than ten percent of the total combined voting power of all classes of shares of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be nonqualified share options, unless the applicable Award agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a nonqualified share option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to nonqualified share options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Option to qualify for any reason as an ISO.

(e)	Attestation. Wherever in this Plan or any agreement evidencing an Award a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

7.	Terms and Conditions of Share Appreciation Rights

(a)	Grants. The Committee also may grant (i) a Share Appreciation Right independent of an Option or (ii) a Share Appreciation Right in connection with an Option, or a portion thereof. A Share Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Shares covered by an Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in an Award agreement).

(b)	Terms. The exercise price per Share of a Share Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the greater of (i) the Fair Market Value of a Share on the date the Share Appreciation Right is granted or, in the case of a Share Appreciation Right granted in conjunction with an Option, or a portion thereof, the Option Price of the related Option and (ii) the minimum amount permitted by Applicable Laws. Each Share Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the Share Appreciation Right. Each Share Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefore an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price per Share, times (ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. The date a notice of exercise is received by the Company shall be the exercise date. Payment shall be made in Shares or in cash, or partly in Shares and partly in cash (any such Shares valued at such Fair Market Value), all as shall be determined by the Committee. Share Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Share Appreciation Right is being exercised. No fractional Shares will be issued in payment for Share Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.

(c)	Limitations. The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Share Appreciation Rights as it may deem fit.

(d)	Limited Share Appreciation Rights. The Committee may grant LSARs that are exercisable upon the occurrence of specified contingent events. Such LSARs may provide for a different method of determining appreciation, may specify that payment will be made only in cash and may provide that any related Awards are not exercisable while such LSARs are exercisable. Unless the context otherwise requires, whenever the term “Share Appreciation Right” is used in the Plan, such term shall include LSARs.

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8.	Other Share-Based Awards

The Committee, in its sole discretion, may grant or sell Awards of Shares, Awards of restricted Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares (“Other Share-Based Awards”). Such Other Share-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Share-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Share-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Share-Based Awards; whether such Other Share-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

9.	Adjustments Upon Certain Events

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

(a)	Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of Shares or other corporate exchange, or any distribution to shareholders of Shares other than regular cash dividends or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the maximum number of Shares for which Options or Share Appreciation Rights may be granted during a calendar year to any Participant, (iii) the maximum number of Shares for which Other Share-Based Awards may be granted during a calendar year to any Participant, (iv) the maximum amount of an Award that is valued in whole or in part by reference to, or is otherwise based on the Fair Market Value of, Shares that may be granted during a calendar year to any Participant, (v) the Option Price or exercise price of any Share Appreciation Right and/or (vi) any other affected terms of such Awards.

(b)	Change in Control. In the event of a Change of Control after the Effective Date, (i) if determined by the Committee in the applicable Award agreement or otherwise, any outstanding Awards then held by Participants which are unexercisable or otherwise unvested or subject to lapse restrictions shall automatically be deemed exercisable or otherwise vested or no longer subject to lapse restrictions, as the case may be, as of immediately prior to such Change of Control and (ii) the Committee may, but shall not be obligated to, (A) cancel such Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Options and Share Appreciation Rights, may equal the excess, if any, of value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such Options or Share Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options or Share Appreciation Rights) over the aggregate exercise price of such Options or Share Appreciation Rights, (B) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion or (C) provide that for a period of at least 15 days prior to the Change of Control, such Options shall be exercisable as to all Shares subject thereto and that upon the occurrence of the Change of Control, such Options shall terminate and be of no further force and effect.

10.	No Right to Employment or Awards

The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the Employment of a Participant and shall not lessen or affect the Company’s or Affiliate’s right to terminate the Employment of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

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11.	Successors and Assigns

The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

12.	Nontransferability of Awards

Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

Notwithstanding the foregoing, no provision herein shall prevent or forbid transfers by will, by the laws of descent and distribution, to a trust that was established solely for tax planning purposes and not for purposes of profit or commercial activity or, to one or more “family members” (as such term is defined in SEC Rule 701 promulgated under the Securities Act of 1933, as amended) by gift or pursuant to a qualified domestic relations order.

13.	Amendments or Termination

The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made, (a) without the approval of the shareholders of the Company, if such action would (except as is provided in Section 9 of the Plan), increase the total number of Shares reserved for the purposes of the Plan or change the maximum number of Shares for which Awards may be granted to any Participant, in each case only to the extent such approval is required by the principal national securities exchange on which the Shares (or the ADSs representing the Shares) are listed or admitted to trading, or (b) without the consent of a Participant, if such action would diminish any of the rights of the Participant under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of any Applicable Laws.

Without limiting the generality of the foregoing, to the extent applicable, notwithstanding anything herein to the contrary, this Plan and Awards issued hereunder shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any amounts payable hereunder will be taxable to a Participant under Section 409A of the Code and related Department of Treasury guidance prior to payment to such Participant of such amount, the Company may (a) adopt such amendments to the Plan and Awards and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (b) take such other actions as the Committee determines necessary or appropriate to comply with the requirements of Section 409A of the Code.

14.	Multiple Jurisdictions

In order to assure the viability of Awards granted to Participants employed in various jurisdictions, the Committee may, in its sole discretion, provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom applicable in the jurisdiction in which the Participant resides or is employed. Moreover, the Committee may approve such supplements to, amendments, restatements, or alternative versions of the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternative versions shall increase the Share limitation contained in Section 3 hereof. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted that would violate any Applicable Laws.

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15.	Distribution of Shares

The obligation of the Company to make payments in Shares pursuant to an Award shall be subject to all Applicable Laws and to any such approvals by government agencies as may be required. Additionally, in the discretion of the Committee, the ADSs may be distributed in lieu of Shares in settlement of any Award, provided that the ADSs shall be of equal value to the Shares that would have otherwise been distributed. If the number of Shares represented by an ADS is other than on a one-to-one basis, the limitations contained in Section 3 shall be adjusted to reflect the distribution of ADSs in lieu of Shares.

16.	Taxes

No Shares shall be delivered under the Plan to any Participant until such Participant has made arrangements acceptable to the Committee for the satisfaction of any income and employment tax withholding obligations under any Applicable Laws, in particular, the tax laws, rules, regulations and government orders of the People’s Republic of China or the U.S. federal, state or other local tax laws, as applicable. The Company and each of its Affiliates shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s payroll tax obligations, if any) required to be withheld under any Applicable Laws with respect to any Award issued to the Participant hereunder. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold Shares otherwise issuable under an Award (or allow the return of Shares) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of Shares which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award after such Shares were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and other income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall, unless specifically approved by the Committee, be limited to the number of Shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and other income tax any payroll tax purposes that are applicable to such taxable income.

17.	Choice of Law

The Plan shall be governed by and construed in accordance with the laws of the state of New York.

18.	Effectiveness of the Plan

The Plan shall be effective as of the Effective Date and shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 13 hereof.

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY
FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
SPI ENERGY CO., LTD.
TO BE HELD ON DECEMBER 9, 2022

Unless otherwise specified, this proxy will be voted FOR Proposals 1, 2, 3, 5 and EVERY THREE YEARS on Proposal 4. The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 5 and EVERY THREE YEARS on Proposal 4.

1. Election of Directors

☐ FOR all nominees listed below (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for all nominees listed below

1) Xiaofeng Peng 2) HoongKhoeng Cheong 3) Maurice Wai-fung Ngai 4) Lu Qing 5) Jing Zhang

INSTRUCTION: To withhold authority to vote for any nominee, write the nominee’s name in the space provided below.

__________________________________________________________________________________________

2. Ratification of Independent Accountants

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. To consider and act on an advisory (non-binding) proposal on compensation arrangement of certain executive officers (the “say-on-pay”).

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. To consider and act on an advisory (non-binding) proposal on how frequently shareholders should vote to approve the compensation arrangements of certain executive officers (the “say-on-frequency”).

☐ EVERY ONE YEAR	☐ EVERY TWO YEARS	☐ EVERY THREE YEARS
☐ ABSTAIN

5. To amend the Company’s 2015 Equity Incentive Plan (the “Plan”) to increase the number of ordinary shares authorized for issuance under the Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Please sign exactly as your name appears below. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such.

Date: __________, 2022	___________________________________________________________ Signature Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SPI Energy Co., Ltd.

Annual Meeting of Shareholders

DECEMBER 9, 2022

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders

To Be Held on December 9, 2022

The undersigned, hereby appoints Xiaofeng Peng, Chief Executive Officer, with full power of substitution, as proxy to represent and vote all shares of Ordinary Shares, par value $0.0001 per share, of SPI Energy Co., Ltd. (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Shareholders of the Company to be held on December 9, 2022, at 9:30 a. m. local time the offices of 4803 Urbani Ave., McClellan Park, CA 95652, upon matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, a copy of which has been received by the undersigned. Each share of Ordinary Shares is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the election of the listed nominees as directors, FOR the ratification of Marcum Asia CPAs LLP (“MarcumAsia”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022, FOR the proposal on the compensation arrangement of certain executive officers, EVERY THREE YEARS on the proposal on how frequently shareholders should vote to approve the compensation arrangements of certain executive officers, and FOR the proposal on the amendment to the Company’s 2015 Equity Incentive Plan to increase the number of ordinary shares authorized for issuance in the case of other matters that legally come before the meeting, as said proxy(s) may deem advisable.

Please check here if you plan to attend the Annual Meeting of Shareholders on December 9, 2022 at 10:00 a.m. (Local Time). ☐

(Continued and to be signed on Reverse Side)